                                                                  Exhibit 10.10

                       ANNUAL DATABASE SERVICES AGREEMENT

      THIS AGREEMENT is made as of the 29th day of September, 1999 (the "Effective Date"), by and between Roche Diagnostics Corporation, headquartered at 9115 Hague Rd., Indianapolis, Indiana, 46168 ("Roche") and Yankelovich Partners, Inc., headquartered at 101 Merritt 7 Corporate Park, Norwalk, CT 06851, ("YPI")

      WHEREAS, Roche Diagnostics (Roche) has requested that Yankelovich Partners
(YPI), provide certain database marketing services and YPI has agreed to provide such database consulting, marketing and maintenance services as more fully set forth on Schedule A attached hereto and made part hereof.

      NOW, THEREFORE, in consideration of the conditions and covenants set forth hereinafter, it is agreed as follows:

1. Retention. Roche hereby retains YPI to provide database consulting, marketing and maintenance services as set forth on Schedule A (the "Services") effective as of the Effective Date and YPI hereby accepts such retention by Roche

2. Services. YPI shall perform the Services in accordance with the Specifications outlined in detail in the Marketing Operations Manual developed and maintained by YPI and approved by Roche.

3. Staffing. UPI shall provide sufficient experienced and qualified personnel to perform the Services.

4. Fees and Expenses. YPI shall be compensated for the Services on a time and materials basis. The Fees shall be paid by Roche to YPI within thirty (30) days of the date of invoice. An estimate of the Fees with a detailed breakdown is set forth on Schedule B. YPI and Roche agree to meet quarterly to review the Fees for the immediately preceding quarter. In the event that such review by YPI and Roche reveals the Fees to be higher or lower than estimated, the parties will mutually agree upon appropriate revisions to Schedule A and B for the remainder of the term hereof. The Fees are exclusive of all travel and lodging expenses, and other costs which shall be billed separately (the "Expenses"). Roche shall reimburse UPI for Expenses within thirty (30) of Roche's receipt of request for payment. Expenses in excess of the ***** monthly estimate must be pre-approved by Roche prior to those expenses being incurred.

5. Additional Services. Upon the terms and subject to the conditions contained herein, YPI agrees to provide to Roche additional services not covered in Schedule A. The scope of any additional services requested by Roche shall be documented in proposals or work orders with cost estimates, which require Roche approval prior to any such additional services being provided.

6. Confidentiality.

      6.1 "Confidential Information" shall mean any information relating to or disclosed in the course of the Agreement by the disclosing party. Confidential Information shall not include any information which is or becomes generally available to the public without breach of this Agreement; is in the possession of a party prior to its disclosure by the other party; becomes available from a third party not in breach of any obligations of confidentiality to the disclosing party, has been independently developed by the non-disclosing party or; is required to be disclosed to any governmental agency or a court of competent jurisdiction pursuant to a written order, subpoena or by operation of law, provided the subpoenaed party has given the disclosing party prior advance written notice in order that the disclosing party may attempt to obtain a protective order limiting disclosure and use of the information disclosed.


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

      6.2 Each party acknowledges that it will receive Confidential Information of the other party relating to its technical, marketing, product and/or business affairs. All Confidential Information of the other party shall be held in strict confidence and shall not be disclosed or used for any purpose other than for the benefit of the disclosing party in performance of this Agreement, without express written consent of the other party, except as may be required by law. Each party shall use reasonable measures and reasonable efforts to provide protection for Confidential Information, including measures at least as strict as those such party uses to protect its own Confidential Information.

      6.3 Neither Roche nor YPI shall make any announcement or other disclosure to any third party of the transactions contemplated by this agreement without the prior approval of the other party. All requests by YPI to Roche in this regard shall be directed to Roche's Consumer Marketing Manager.

7.    Intellectual Property.

      7.1 All right, title and interest in any software program code used in conjunction with YPI's delivery of Services hereunder that was owned or controlled by YPI prior to the System development commencing for the Roche Marketing System (MCAD) dated November 1, 1997, or developed without additional costs to Roche, or is based upon reusable YPI methodologies ("YPI Materials") shall be and remain the property of YPI. YPI grants to Roche a perpetual, royalty free, right to use, modify, transfer and maintain the yPI Materials as is necessary, solely in connection with the operation of MCAD.

      7.2 Unless otherwise specified in a Statement of Work, all deliverables as described in Schedule A ("Deliverables) prepared for exclusive and solely for Roche by YPI under this Agreement are the property of Roche and all title and interest therein shall vest in Roche and shall be deemed to be in "work made for hire" and made in the course of the services rendered hereunder (the "Exclusive Materials"). It is understood that specifically excluded from Exclusive Materials are yPI Materials. To the extent that title to any such Exclusive Materials may not, by operation of law, vest in Roche or such works may not be considered works made for hire, all right, title and interest therein are hereby irrevocably assigned to Roche. All such materials, including materials used in development shall belong exclusively to Roche with Roche having the right to obtain and to hold, in its own name, copyrights, registrations or such other protection as may be appropriate to the subject matter, including any extensions and renewals thereof. YPI agrees to give Roche, and any persons designated by Roche, any reasonable assistance required to perfect the rights defined in this Section.

      7.3 Nothing herein shall be construed to grant any right or license to YPI in or to any Roche product, marketing, competitive and financial information ("Roche Information") or other material provided to YPI hereunder by Roche, other than the right to use such material solely on behalf of Roche in accordance with the terms hereof. All of the foregoing materials, including without limitation any and all copyrights, trademarks or trade names, are and shall remain the property of Roche.

      7.4 Nothing herein shall be construed to grant Roche rights to property owned by others and used in conjunction with YPI Materials. Roche shall be required to obtain such licensing as may be required for the use of such third-party property.


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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8.    Warranties.

      8.1 YPI represents and warrants that: (a) all of the services to be performed by it hereunder will be rendered using sound, professional practices and in a competent and professional manner by knowledgeable, trained and qualified personnel; (b) YPI is the owner of or otherwise has the right to use and distribute all materials and methodologies used in connection with providing the Deliverables, except as otherwise provided herein; (c) YPI will comply with all applicable federal, state and local laws in the performance of its obligations hereunder; (d) the Deliverables are and will be free of any software disabling devices or internal controls, including, without limitation, time bombs, viruses, or devices of a similar nature; (e) the Deliverables (other than information or materials supplied by Roche and reproduced accurately in the Deliverables) shall not infringe upon any third party copyright, patent, trademark, trade secret or other proprietary right; (f) all Deliverables hereunder will be designed to be compatible and operate in conjunction with all software delivered under this Agreement; and (g) YPI shall perform in conformance with this Agreement.


      8.2 Roche represents and warrants that: (a) the use, as contemplated by this Agreement, of the material supplied by Roche hereunder shall not infringe any copyright, patent, trademark, trade secret or other third party proprietary right; (b) there is no impediment to Roche's performance of its obligations hereunder; and (c) Roche shall perform in conformance with this Agreement.


9.    Indemnification.

      9.1 YPI agrees to indemnify, defend and hold harmless Roche, its directors, officers, and employees in any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, based upon an allegation: (i) if true, would constitute a breach of any of YPI's representations, warranties, or agreements hereunder; (ii) arises out of the negligence or willful misconduct of YPI; or (iii) any of the claimed Deliverables or services to be provided by YPI hereunder infringe or violate any patent, copyright, trademark, trade secret, license, or any other contract or other right of any third party.

      9.2 Roche agrees to indemnify, defend and hold harmless YPI, its directors, officers, and employees in any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, based upon an allegation that: (i) if true, would constitute a breach of any of Roche's representations, warranties, or agreements hereunder; (ii) arises out of the negligence or willful misconduct of Roche; or (iii) any of the Roche information provided by Roche hereunder infringe or violate any patent, copyright, trademark, trade secret, license, or any other contract or other right of any third party.

      9.3 In claiming any indemnification hereunder, the indemnified party shall promptly provide the indemnifying party with written notice of any such claim. The indemnified party may, at its own expense, assist in the defense if it so chooses, provided that the indemnifying party shall control such defense and all negotiations relative to the settlement of any such claim and further provided that any settlement intended to bind an indemnified party shall not be final without the indemnified party's written consent, which shall not be unreasonably withheld.


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

10. Limitation of Liability. Except for the indemnification obligations set forth herein, neither party hereto will be liable for lost profits, lost opportunities, or indirect, incidental or consequential damages under any circumstances.

11. Term. This Agreement shall commence as of September 1, 1999 and shall continue until December 31, 2000 or prior termination according to the terms hereof (the "Term").

12. Termination. Either party may terminate this Agreement for any reason with 120 days written notice. In the event of a termination of this
      Agreement: (i) the provisions of Sections 6, 7, 8, 9, and 10 shall service any termination of this Agreement, whether upon expiration of its stated Term or termination as provided hereunder; (ii) each party shall return all copies of Confidential Information and all other property belonging to and/or received from the other party; and (iii) except as otherwise stated herein, each party may pursue claims it has against the other for any breach of terms of this Agreement. In addition, if this Agreement is terminated while work is in process, YPI shall provide Roche with all documentation and materials related to such work upon payment therefor by Roche, such payment shall equal the prorata share of the price payable hereunder commensurate with the work performed by YPI at the time of termination.

13.   General Provisions:

      13.1 Force Majeure. Neither party shall be deemed in default of this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, or any other cause beyond the control of such party ("Force Majeure") provided that such party gives the other party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof and uses its best efforts to cure the delay. In the event of such a Force Majeure, the time for performance or cure shall be extended for a period equal to the duration of the Force Majeure, provided, however that if the Force Majeure continues for longer than six (6) months, the party not affected by the Force Majeure may terminate this Agreement without any liability upon written notice to the other, other than obligations relating to termination as set forth in this Agreement.


      13.2 Partial Invalidity. Should any provision of this Agreement be held to be void, invalid or inoperative, the remaining provisions of this Agreement shall not be affected and shall continue in effect and the invalid provision shall be deemed modified to the least degree necessary to remedy such invalidity.

      13.3 No Waiver. The failure of either party to partially or fully exercise any right or the waiver by either party of any breach, shall not prevent a subsequent exercise of such right or be deemed a waiver of any subsequent breach of the same or any other term of this Agreement.

      13.4 Insurance. Each party shall, at all times during the term of this Agreement, maintain all necessary insurance against losses, claims, demands, proceedings, damages, costs, charges and expenses for injuries or damage to any person or property which are the result of the fault or negligence of each party in the carrying out of its obligations under this Agreement, including, without limitation, workman's compensation, public liability, property damage, and automobile liability.

      13.5 Notices. Any notice required or permitted to be sent shall be in writing and shall be sent in a manner requiring a signed receipt such as authenticated Internet transmission, Federal Express or like courier delivery, or if mailed, then mailed by registered or certified mail, return receipt requested. Notice is effective upon receipt. Notice shall be sent to the


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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      Consumer Marketing Manager at Roche and the Chief Financial Officer of
      Yankelovich with copies delivered or mailed as defined above to Roche General Counsel.

      13.6  Assignment.   Neither party shall assign any of its rights or
      obligations under this Agreement to any other entity without the other party's prior written consent.

      13.7  Entire Agreement.  This Agreement, including Schedules A and
      B, set forth the entire agreement between the parties on this subject and supersedes all prior negotiations, understandings and agreements between the parties concerning the subject matter. No amendment or modification of this Agreement shall be made except in a written agreement signed by both parties.

      13.8 Governing Law and Venue. This Agreement shall be governed in all respects by the laws of the State of Indiana, without regard to any rules of conflict and choice of laws which would require the application of laws of another jurisdiction.

      13.9 Mediation. If any dispute arises under the terms of this Agreement, the parties agree to select a mutually agreeable neutral third party to help them mediate it.


      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                                       YANKELOVICH PARTNERS, INC.


                                       By:  /s/ SCOTT MORRISON
                                           ----------------------------------
                                       Title: EXECUTIVE VICE PRESIDENT



                                       ROCHE DIAGNOSTICS CORPORATION


                                       By:  /s/ MELINDA B. FRANGI
                                           ----------------------------------
                                       Title: CONSUMER MARKETING MANAGER


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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                          Schedule A ("Deliverables")

Initial Services/Specifications: Both parties agree that the following services are the estimated services to be provided within the term of this agreement:

*****


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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                                   Schedule B

             Estimated Fees and Expenses (see attached Spreadsheet)

                                      *****

***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.